SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 31, 2004

Date of Report (Date of Earliest Event Reported)

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-97427	39-1877511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of principal executive offices, including zip code)

(262) 631-4001

(Registrant’s telephone number, including area code)

Item 7. Exhibits

(a)	Financial Statements of Businesses Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	The following exhibit is furnished as a part of this current report on Form 8-K:

Exhibit Number	Description
99.1	JohnsonDiversey, Inc. Financial Information

Item 12. Results of Operations and Financial Condition

In response to certain questions from investors during an earnings teleconference on March 26, 2004, JohnsonDiversey, Inc. (the “Company”) is providing additional financial information in connection with the Company’s fiscal year ended January 3, 2003. The additional information is being furnished with this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference. The information included in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by the Company as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JOHNSONDIVERSEY, INC.

By:	/s/ Clive A. Newman

Name: Clive A. Newman Title: Vice President and Corporate Controller

Date: March 31, 2004

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	JohnsonDiversey, Inc. Financial Information

4